UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.          )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PJT PARTNERS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on May 24, 2023

Your **Vote** Counts!

PJT PARTNERS INC.

2023 Annual Meeting
Vote in advance by May 23, 2023
11:59 PM ET

PJT PARTNERS INC.
ATTN: DAVID K.F. GILLIS
280 PARK AVENUE, 16TH FLOOR
NEW YORK, NY 10017

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You invested in PJT Partners Inc. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 24, 2023.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

To view the proxy materials and to vote, visit **www.proxyvote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Advance of the Meeting

Vote by May 23, 2023 11:59 PM ET
Visit www.proxyvote.com

Vote Virtually at the Meeting*

May 24, 2023
10:30 A.M. Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/PJT2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the two nominees for Class II directors listed below, each to serve for a three-year term expiring at the 2026 annual meeting of shareholders (Proposal 1): **Nominees:**	
1a.	Thomas M. Ryan	For
1b.	K. Don Cornwell	For
2.	To approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 2).	For
3.	To approve the Second Amended and Restated PJT Partners Inc. 2015 Omnibus Incentive Plan (Proposal 3).	For
4.	To approve an amendment to the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal 4).	For
5.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023 (Proposal 5).	For

Note: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in the proxy will vote in their discretion in accordance with applicable law or rule.

Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings”.

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